UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):

May 9, 2014

Commission File Number: 0-29923

CUI Global, Inc.

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Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

20050 SW 112th Avenue, Tualatin, Oregon	97062
(Address of Principal Executive Offices)	(Zip Code)

(503) 612-2300

(Registrant’s telephone number)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 7 - Regulation FD

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 9, 2014, the Company’s management, in consultation with its Audit Committee, concluded that the Company’s previously issued unaudited interim condensed consolidated financial statements contained in its Quarterly Reports on Form 10-Q for the three and six month periods ended June 30, 2013, which was filed with the SEC on August 14, 2013 and the three and nine month periods ended September 30, 2013, which was filed with the SEC on November 13, 2013 and its audited annual consolidated financial statements for year ended December 31, 2013 contained in Form 10-K filed with the SEC on March 31, 2014 should no longer be relied upon, and should be restated due to the following error as described below:

•	With regards to the purchase price allocation for the April 1, 2013 acquisition of our wholly owned subsidiary, Orbital Gas Systems, Ltd. (Orbital), the Company has determined that a deferred tax liability and the related increase in goodwill were not recognized at acquisition due to a misapplication of accounting for business combinations and income taxes.

The Company plans to amend its unaudited interim consolidated financial statements contained in its previously filed Quarterly Reports on Form 10-Q for the three and six month periods ended June 30, 2013, which was filed with the SEC on August 14, 2013 and the three and nine month periods ended September 30, 2013, which was filed with the SEC on November 13, 2013 and its audited annual consolidated financial statements with its Form 10-K for year ended December 31, 2013 filed with the SEC on March 31, 2014, with restated consolidated financial statements and related disclosures reflecting correction of the error related to the purchase price allocation and its related effects identified above as soon as practicable.

We have considered the effect of the restatement on our prior conclusions of the adequacy of our internal control over financial reporting at the end of December 31, 2013. As a result of the error described above, the Company’s management has concluded that an additional material weakness related to the matters discussed above has been identified in addition to those previously reported in Management’s Annual Report on Internal Control over Financial Reporting included in the Form 10-K for the year ended December 31, 2013, filed with the SEC on March 31, 2014, which stated that the Company’s internal control over financial reporting was deemed not to be effective..

The Company’s Audit Committee and management have discussed the matters in this Current Report on Form 8-K with its predecessor independent registered public accounting firm, Liggett, Vogt & Webb, P.A. and current independent registered public accounting firm, Perkins & Company, P.C.

Item 7.01	Regulation FD Disclosure

On May 12, 2014 the Company issued a press release announcing Non-Reliance on Previously Issued Financial Statements. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit

Exhibit No.	Description
99.1	Press Release Dated May 12, 2014 announcing Non-Reliance on Previously Issued Financial Statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 12th day of May 2014.

CUI Global, Inc.

By: __/s/ William J. Clough________

Exhibit No.	Description
99.1	Press Release Dated May 12, 2014 announcing Non-Reliance on Previously Issued Financial Statements.